CONSULTING SERVICES AGREEMENT
                         -----------------------------

      THIS AGREEMENT made this 21 day of November, 2000 by and between:

            MICROFORUM INC.

            a company amalgamated under the laws of the Province of Ontario, having its principal business office at:
            150 Ferrand Drive, Toronto, Ontario M3C 3E5

            (hereinafter referred to as "MICROFORUM")

            - AND -

            NEWORK CORP.

            a company incorporated under the laws of the Province of Alberta having its principal business office at:
            21 St. Clair Ave E, Suite 400, Toronto, Ontario M4T 1L9 (hereinafter referred to as "CLIENT")

    The parties hereto agree as follows:

1. BASIC RETAINER FOR SERVICES. This Consulting Services Agreement (the "AGREEMENT") constitutes a basic agreement, the terms and conditions of which shall apply to all work to be performed by Microforum until such time as a formal Professional Services Agreement has been executed. Client agrees to fulfil its covenants set out in Schedule "A" attached hereto. Microforum agrees to perform the services and deliver the deliverables (collectively the "WORK") set out in Schedule "B" attached hereto. Following the execution of this
Agreement, the parties agree to begin negotiating in good faith a formal Professional Services Agreement and it is the parties intention that such professional services agreement shall designate Microforum as Client's technology vendor of choice. Client acknowledges that Microforum has begun making arrangements to ensure that it will have a team of resources available to commence the work under such professional services agreement.

2. LIMITATION OF LIABILITY. Except for liability for personal injury damages caused by gross negligence or willful misconduct, and regardless of whether any Work set forth in this Agreement fails in its essential purpose, in no event shall Microforum's total cumulative liability to Client or its successors (from all causes of any kind, including contract, tort, or otherwise) arising out of or related to the transactions contemplated by this Agreement exceed the amount actually paid by the Client to Microforum under this Agreement. Damages recoverable by the Client or its successors are further limited to curing any defects caused by Microforum's negligence or misconduct. Microforum shall have no liability whatsoever for special, indirect, punitive or incidental or consequential losses (including lost profits) of Client or any third party, even if Microforum has been advised of the possibility of such damages.

3. CONFIDENTIALITY. During the course of delivering the Work, the parties may have access to information that is confidential to one another ("CONFIDENTIAL INFORMATION"), including without limitation: (i) source code, object code, documentation, specifications, data bases, system design, file layouts, tool combinations, development methods; (ii) information relating to the business or financial affairs of each of the parties, which may incorporate business methods, marketing

Scoping Agreement - November 16, 2000
                                                       --------------------
                                                       Micro.        Client
                                                       --------------------
strategies, pricing, competitor information,  product development strategies and
methods,   customer  lists,  financial  results,   personnel  and  research  and
development; and (iii) information received from others, both written and oral, that each party is obligated to treat as confidential.

Confidential Information shall not include any information that: (i) is already known by the recipient party or its affiliates, free of any obligation to keep it confidential, (ii) is or becomes publicly known through no wrongful act of the receiving party or its affiliates, (iii) is received by the receiving party from a third party without any restriction on confidentiality, (iv) is independently developed by the receiving party or its affiliates, (v) is disclosed to third parties by the disclosing party without any obligation of confidentiality, or (vi) is approved for release by prior written authorization of the disclosing party.

The parties agree to maintain the confidentiality of the Confidential Information and to protect as a trade secret any portion of the other party's Confidential Information by preventing any unauthorized copying, use, distribution, installation or transfer of possession of such information. Each party agrees to maintain at least the same procedures regarding Confidential Information that it maintains with respect to its own Confidential Information. Each party may use the Confidential Information received from the other party only in connection with fulfilling its obligations under this Agreement or any subsequent agreement. The parties further agree that expiration or termination of this Agreement, for any reason, shall not relieve either party, nor minimize, their obligations with respect to Confidential Information, as set forth herein. Each of the parties shall return all copies of Confidential Information upon request of the other party.

4. NON-SOLICITATION OF EMPLOYMENT. Whereas each party regards its own employees, agents and contractors as valuable assets of the organization, it is expected that neither party will in any way solicit for hire or for employment or consulting services in whatever manner, either directly or indirectly, employees of the other without written authorization from a duly authorized representative for a period of at least one (1) year following completion of all Work under this Agreement or any subsequent agreement. For the purposes of this section, the term "employees" shall mean those individuals: (i) who were either employees or independent contractors of either Microforum or Client at any time during the period commencing on the date hereof and ending on the day all Work under this Agreement or any subsequent agreement has been completed, and (ii) who were directly involved in any Work provided or proposed to be provided by Microforum to Client. The term "employees" shall not include those individuals who have worked for a third party for more than three (3) months at any time following their involvement in providing the Work.

5. EXPENDITURES. It is understood that Client will be responsible and shall reimburse Microforum for all reasonable expenses incurred in providing the Work, including but not limited to, meal allowances, travel expenses (it being understood that all airline travel must be approved by the Client in advance) and other incidental expenditures.

6. TAXES PAYABLE. Client acknowledges and agrees that it shall be responsible for payment of all applicable taxes including, but not limited to, Goods and Services Tax and applicable provincial taxes.

7. FORCE MAJEURE. Neither party shall be liable for delay or failure in performance resulting from acts beyond the control of such party, including, but not limited to, acts of God, acts of war, fire, flood, or other disaster, act of government, strike, lockout, communication line or power failures, failure, inoperability or destruction of hardware or software.

Scoping Agreement - November 16, 2000
                                                       --------------------
                                                       Micro.        Client
                                                       --------------------

8. DISCLOSURE. Client and Microforum acknowledge that they are both "reporting issuers" or "registrants", as the case may be, pursuant to applicable Canadian and U.S. securities laws and as such, may be required to disclose certain information relating to this Agreement pursuant to press releases or otherwise. Microforum and Client shall provide each other with a copy of any such press release(s) in advance of its issuance, for review and approval subject to the requirements of applicable law.

9. PROPER LAW AND AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated, in all respects, as an Ontario contract.

10. INVALIDITY OF PROVISIONS. If any provision of this Agreement is declared by a court of competent jurisdiction to be invalid, illegal or unenforceable, such provision shall be severed from the Agreement and the other provisions shall remain in full force and effect.

11. COUNTERPART AND FACSIMILE. This Agreement may be executed in several counterparts and by facsimile signature, each of which so executed shall be deemed to be an original and such counterparts when taken together shall constitute one and the same original agreement which shall be binding on the parties.

   IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

MICROFORUM INC.                           NEWORK CORP.


Per: /S/                                  Per: /S/
    ------------------------------            ------------------------------
Name:                                     Name:
Title:                                    Title:


NOTE: Two (2) authorized signing officers from Microforum Inc. are required in order for this agreement to binding.

Scoping Agreement - November 16, 2000
                                                       --------------------
                                                       Micro.        Client
                                                       --------------------

                                  SCHEDULE "A"
                                  ------------

PAYMENT (TIME AND MATERIALS): Client agrees to pay for the Work on a time and materials basis based on the billing rates set out below. Client agrees that Microforum shall invoice Client for such time and materials at such times as Microforum deems appropriate and Client agrees to pay each invoice within thirty
(30) days of receipt thereof. Client acknowledges that any documents or statements provided by Microforum to Client setting out an estimate of the number of hours or total cost to Client for any Work shall be an estimate only and the Client agrees to pay for the actual time and materials expended by Microforum based on the rates set out below. Client agrees that Microforum shall not be required to deliver all or any part of the Work until it has received payment in full for the Work to be provided. In the event Microforum delivers Work prior to receiving payment in full, the parties agree that title to the Work shall not pass to Client until the Work has been paid for in full.

The roles utilized in the scoping phase may include the following:

      ----------------------------------------------------------------------
      ROLE                                         BILLING RATE PER HOUR
      ----------------------------------------------------------------------
      Project Manager - Senior Business Analyst    $200
      ----------------------------------------------------------------------
      Technical Architect                          $195
      ----------------------------------------------------------------------
      Senior Developer                             $175
      ----------------------------------------------------------------------
      Intermediate Developer                       $150
      ----------------------------------------------------------------------
      Senior Deployment Systems Engineer           $175
      ----------------------------------------------------------------------
      Intermediate Deployment Systems Engineer     $150
      ----------------------------------------------------------------------
      Project Coordinator                          $125
      ----------------------------------------------------------------------
      Copy Writer                                  $125
      ----------------------------------------------------------------------
      Art Director                                 $200
      ----------------------------------------------------------------------
      Graphic Designer                             $125
      ----------------------------------------------------------------------

      o     All fee's in Canadian funds
      o     Fees do not include applicable taxes

In the event Client pays, in the aggregate, greater than $250,000 for Microforum products and/or services provided under this agreement or other agreements, Microforum shall credit Client an amount equal to 5% of all such amounts paid by Client.

In the event Client pays, in the aggregate, greater than $500,000 for Microforum products and/or services provided under this agreement or other agreements, Microforum shall credit Client an additional amount such that the Client has received an aggregate credit (including the credit under the preceding paragraph) equal to 10% of all such amounts paid by Client.

DEPOSIT: Microforum acknowledges receipt of a deposit in the amount of $15,500 CDN to be applied against Microforum's first invoice. Microforum has provided an estimated cost of $31,000 relating to the work set out in Schedule B. Client acknowledges that the foregoing is an estimate only and Client agrees to pay the actual time and materials expended by Microforum based on the Schedule of rates set out above. Once Microforum becomes aware that the actual cost will be greater than the forgoing estimate, Microform shall communicate this information to Client.

CLIENT RESPONSIBILITIES:

      o Client acknowledges that delays in fulfilling its responsibilities may cause project delays and affect costs.
      o The Client's staff appointed to this project must be present at all required meetings or be available by telephone and e-mail as required.
      o Documentation prepared by the client for the purpose of this project must be available in a timely manner to avoid consequential delays to the project.

Scoping Agreement - November 16, 2000
                                                       --------------------
                                                       Micro.        Client
                                                       --------------------

MAIN CLIENT CONTACT: Ovi Popescu - Director of Technology will serve as the main client contact and will be available at the following coordinates:

Phone: (416) 323-0944 x.261
e-mail:      ovi@neworkcorp.com

Scoping Agreement - November 16, 2000
                                                       --------------------
                                                       Micro.        Client
                                                       --------------------

                                  SCHEDULE "B"
                                  ------------

FOLLOWING IS A DESCRIPTION OF THE WORK TO BE PERFORMED:

Under this project, Microforum will appoint a team to work with Nework Corp. to gain a detailed understanding of the Talware application that Microforum will be developing for Nework Corp. This process includes a series of meetings with Nework and Microforum. In addition, Microforum will deliver a series of documentation related to the project.

SCOPING PHASE ACTIVITIES

      o     Client Meetings / Workshops - Consultative Sessions, Interviews
      o     Internal Meetings
      o     Preparation and Research (Technical and Functional)
      o     Documentation

DELIVERABLES

      1.    Vision scope

            -     business objectives
            -     assumptions
            -     considerations
            -     restraints
            -     list of unknowns
            -     risks
            -     critical success factors

      2.    Functional requirements

            -     feature descriptions
            -     interfaces
            -     dependencies
            -     integration

      3.    Solutions investigation - technical research - solution outline

            -     technical documentation/excerpts

      4.    Project schedule/budgeting

            -     approach

            -     stages/steps, dependencies

            -     resource requirements

            -     schedule/schedule assumptions

            -     detailed costs

            -     task list (Microforum, Nework)

      5.    Future Considerations

            -    opportunities for consideration

Scoping Agreement - November 16, 2000
                                                       --------------------
                                                       Micro.        Client
                                                       --------------------

ESTIMATED TIMELINE

At this stage, a timeline is difficult to define. Based upon the estimates outlined in Microforum's proposal of 160 hours for scoping it is anticipated that scoping will be completed within 3-5 weeks. Realistic timelines will be identified during the scoping process.

Scoping Agreement - November 16, 2000
                                                       --------------------
                                                       Micro.        Client
                                                       --------------------